                             OCC ACCUMULATION TRUST

                               MID CAP PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                                              MANAGED BY

                                                  [LOGO]

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                                   MANAGED BY

                                     [LOGO]

                            2000 SEMI-ANNUAL REPORT

The Mid Cap Portfolio (the "Portfolio") continued its strong performance during the first half of 2000, providing a total return of 15.3%, more than double the 7.0% return of its benchmark, the Wilshire Midcap 750 Index (the "Wilshire 750"). The Wilshire 750 is an unmanaged index of 750 mid-sized corporations weighted by market capitalization. The Portfolio invests in companies with stock market capitalizations (the market value of a company's common shares outstanding) between $500 million and $5 billion at time of purchase.

Our goal in managing the Portfolio is to generate excellent long-term results with below-market risk. We attribute the Portfolio's favorable performance to our ongoing emphasis on companies which feature strong cash flow, earnings growth and return on capital, available at reasonable valuations.

For the twelve months ended June 30, 2000, the Portfolio's total return of 34.0% exceeded the 22.4% return of the Wilshire 750. From its inception on February 9, 1998 through June 30, 2000, the Portfolio provided an average annual total return of 14.4% compared to 15.9% for the Wilshire 750. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

Anadarko Petroleum was the top contributor to performance during the six months ended June 30, 2000, advancing in part because of the recent increase in energy prices. The company has a superior reserve position and strong capabilities in exploration and production, and has the potential for improving the performance of its recently acquired Union Pacific Resources business. The second biggest contributor was PerkinElmer, a maker of analytical instrumentation and diagnostic equipment, which reported continued strong financial results. Other contributors included semiconductor distributor Arrow Electronics, diversified manufacturer Carlisle Companies and cosmetics company Avon Products. In the case of Avon, its share price gained in response to increased domestic sales resulting from the aggressive marketing initiatives of its new management team.

The holding that detracted most from performance was Parker Hannifin, one of the world's leading hydraulic and industrial component companies, which dropped after making an automotive seals acquisition that was received poorly by the stock market. Parker Hannifin's fundamental business continues to be solid. Sabre Group, which provides electronic distribution of travel information, declined due to disappointments in gaining new information technology outsourcing contracts. Sabre's core computer reservations system has been showing solid results and gaining market share.

Emmis Communications, another detractor, fell as the market overreacted to its large television acquisition, which repositioned the company to generate approximately half its revenues from radio operations and half from television operations. We increased our holdings on price weakness, and the stock subsequently rebounded late in the period. Emmis likely will soon split into separate radio and television companies, which could further boost the stock. Rockwell International declined after posting slower-than-expected automation orders. Lamar Advertising was down due to investor concerns that Clear Channel Communications, which plans to acquire AMFM Inc., might be required by the Department of Justice to divest AMFM's approximately 30% ownership of Lamar as a condition for approval of the acquisition. Even if this does occur, creating temporary oversupply of the shares, we continue to like the stock. As one of the largest outdoor advertising (billboard) companies in the country, Lamar features superb management, dependable growth and generates strong cash flow.

In June, we established a position in capacitor company AVX after its stock had fallen on investor rumors of a slight easing of shortages in tantalum capacitors, a key component in cellular phones. Contrary to these fears, we believe supplies remain tight and that AVX's share price will rebound. Other recent purchases include Tektronix (testing, measuring and monitoring equipment), Zebra Technologies (bar code labeling equipment and supplies) and Textron (diversified manufacturing and services company).

We sold American National Can after the company accepted a buyout offer from British packaging company Rexam, sending the share price upward. We decided to take the sure profit rather than wait for completion of the deal. We sold freight forwarder EGL because of uncertainty surrounding lawsuits brought against the company by the Equal Employment Opportunity Commission, and sold electronics contract manufacturer Jabil Circuit on price appreciation. Other sales included W. W. Grainger (distributor of maintenance, repair and operating supplies and services) and Waters (analytical instrumentation).

At June 30, 2000, the Portfolio's net assets were invested 94.2% in common stock and 4.8% in short-term investments, compared with 88.5% in common stock and 12.6% in short-term investments six months earlier. The Portfolio's five largest holdings at the end of June were Applied Power, the largest contract manufacturer of electronic enclosures, as well as a diversified producer of tools, equipment and systems, representing 4.5% of the Portfolio's net assets; Carlisle Companies, a multi-industry manufacturing company, 4.4% of net assets; Arrow Electronics, which distributors electronic components and computer products, 3.9% of net assets; Parker Hannifin, a worldwide manufacturer of motion control and fluid processing products for industrial and aerospace markets, 3.8% of net assets; and Young & Rubicam, an advertising and marketing communications company, 3.7% of net assets.

The top five industry positions were: electronics, representing 22.3% of the Portfolio's net assets; insurance, 9.3% of net assets; advertising, 8.9% of net assets; manufacturing, 7.7% of net assets; and energy, 7.7% of net assets.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK -- 94.2%
                        ADVERTISING -- 8.9%
         6,450          Lamar Advertising Co.*......................................  $   279,366
         4,100          WPP Group plc ADR...........................................      297,762
         7,200          Young & Rubicam, Inc........................................      411,750
                                                                                      -----------
                                                                                          988,878
                                                                                      -----------

                        COMPUTER SERVICES -- 1.1%
         4,350          Sabre Group Holdings, Inc.*.................................      123,975
                                                                                      -----------
                        COMPUTER -- 2.6%
         1,400          Tektronix, Inc..............................................      103,600
        11,700          Viasystems Group, Inc.*.....................................      189,394
                                                                                      -----------
                                                                                          292,994
                                                                                      -----------

                        CONGLOMERATES -- 2.5%
         2,000          PerkinElmer, Inc............................................      132,250
         2,600          Textron, Inc................................................      141,213
                                                                                      -----------
                                                                                          273,463
                                                                                      -----------

                        CONSUMER PRODUCTS -- 3.1%
         7,800          Avon Products, Inc..........................................      347,100
                                                                                      -----------

                        DRUGS & MEDICAL PRODUCTS -- 2.7%
         5,300          Teva Pharmaceutical Industries Ltd. ADR.....................      293,819
                                                                                      -----------

                        ELECTRONICS -- 22.3%
        13,900          Arrow Electronics, Inc.*....................................      430,900
         5,300          Avnet, Inc..................................................      314,025
         9,600          AVX Corp. ..................................................      220,200
        12,200          General Semiconductor, Inc.*................................      179,950
         7,150          Molex, Inc. ................................................      250,250
        12,300          Parker Hannifin Corp. ......................................      421,275
         8,850          Rockwell International Corp. ...............................      278,775
         9,100          Solectron Corp.*............................................      381,063
                                                                                      -----------
                                                                                        2,476,438
                                                                                      -----------

                        ENERGY -- 7.7%
         7,200          Anadarko Petroleum Corp.....................................      355,050
        14,900          Applied Power, Inc..........................................      499,150
                                                                                      -----------
                                                                                          854,200
                                                                                      -----------

                        ENTERTAINMENT -- 3.5%
         8,500          SFX Entertainment, Inc.*....................................      385,156
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK (CONCLUDED)
                        FINANCIAL SERVICES -- 4.7%
         7,700          Countrywide Credit Industries, Inc..........................  $   233,406
        12,300          John Hancock Financial Services, Inc.*......................      291,356
                                                                                      -----------
                                                                                          524,762
                                                                                      -----------

                        FOOD SERVICES -- 1.1%
         2,450          Hershey Foods Corp..........................................      118,825
                                                                                      -----------

                        INSURANCE -- 9.3%
         5,700          ACE Ltd.....................................................      159,600
         6,200          Everest Reinsurance Holdings, Inc...........................      203,825
        10,500          Protective Life Corp. ......................................      279,562
         3,000          RenaissanceRe Holdings Ltd. ................................      130,687
         4,800          XL Capital Ltd..............................................      259,800
                                                                                      -----------
                                                                                        1,033,474
                                                                                      -----------

                        MACHINERY/ENGINEERING -- 3.0%
         5,750          Dover Corp..................................................      233,234
         2,300          Zebra Technologies Corp.....................................      101,919
                                                                                      -----------
                                                                                          335,153
                                                                                      -----------

                        MANUFACTURING -- 7.7%
        10,900          Carlisle Cos., Inc..........................................      490,500
        15,125          Crane Co. ..................................................      367,727
                                                                                      -----------
                                                                                          858,227
                                                                                      -----------

                        MEDIA/BROADCASTING -- 6.2%
         4,193          AMFM, Inc.*.................................................      289,317
         9,600          Emmis Communications Corp.*.................................      397,200
                                                                                      -----------
                                                                                          686,517
                                                                                      -----------

                        REAL ESTATE -- 3.0%
        15,800          ProLogis Trust..............................................      336,738
                                                                                      -----------

                        TECHNOLOGY -- 0.7%
         2,800          Dionex Corp.*...............................................       74,900
                                                                                      -----------

                        TRANSPORTATION -- 4.1%
         8,350          Canadian Pacific Ltd........................................      218,665
         3,700          Forward Air Corp.*..........................................      148,000
         1,500          Landstar System, Inc.*......................................       89,343
                                                                                      -----------
                                                                                          456,008
                                                                                      -----------
                        Total Common Stock (cost-$9,307,435)........................   10,460,627
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONCLUDED)

      PRINCIPAL
       AMOUNT                                                                                            VALUE
---------------------                                                                                 -----------
                        U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 4.8%
                        Federal Home Loan Bank, 6.57%, 7/3/00
        $541            (amortized cost-$540,803).........................................            $   540,803
                                                                                                      -----------

                        Total Investments (cost-$9,848,238).....................    99.0%              11,001,430

                        Other assests less liabilities..........................     1.0                  107,558
                                                                                   -----              -----------
                        Net Assets..............................................   100.0%             $11,108,988
                                                                                   =====              ===========

------------------------------

* Non-income producing security
ADR - American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$9,848,238).....................  $11,001,430
Cash........................................................          300
Receivable for investments sold.............................       74,869
Receivable from shares of beneficial interest sold..........      255,288
Dividends receivable........................................        4,065
Prepaid expenses............................................        3,875
                                                              -----------
  Total Assets..............................................   11,339,827
                                                              -----------
LIABILITIES:
Payable for investments purchased...........................      225,944
Investment advisory fee payable.............................        3,733
Trustees' retirement plan payable...........................          311
Accrued expenses............................................          851
                                                              -----------
  Total Liabilities.........................................      230,839
                                                              -----------
    Net Assets..............................................  $11,108,988
                                                              ===========
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $     8,575
Paid-in-capital in excess of par............................    9,203,069
Accumulated undistributed net investment income.............       43,455
Accumulated net realized gain on investments................      700,697
Net unrealized appreciation of investments..................    1,153,192
                                                              -----------
    Net Assets..............................................  $11,108,988
                                                              ===========
Shares outstanding..........................................      857,541
                                                              -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................       $12.95
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $403)......  $   68,055
  Interest..................................................      17,157
                                                              ----------
    Total investment income.................................      85,212
                                                              ----------
EXPENSES:
  Investment advisory fees..................................      33,406
  Custodian fees............................................      10,034
  Audit and tax service fees................................       6,275
  Transfer agent fees.......................................       1,658
  Reports to shareholders...................................         942
  Trustees' fees and expenses...............................         794
  Insurance expense.........................................         326
  Miscellaneous.............................................         316
                                                              ----------
    Total expenses..........................................      53,751
    Less: Investment advisory fees waived...................     (11,810)
         Expense offset.....................................        (184)
                                                              ----------
    Net expenses............................................      41,757
                                                              ----------
      Net investment income.................................      43,455
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................     798,048
  Net change in unrealized appreciation/depreciation of
    investments.............................................     559,677
                                                              ----------
      Net realized and unrealized gain on investments.......   1,357,725
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $1,401,180
                                                              ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2000      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 1999
                                                              -------------   -----------------
OPERATIONS:
Net investment income.......................................   $    43,455       $   21,476
Net realized gain on investments............................       798,048          268,712
Net change in unrealized appreciation/depreciation of
  investments...............................................       559,677          582,994
                                                               -----------       ----------
    Net increase in net assets resulting from operations....     1,401,180          873,182
                                                               ===========       ==========
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................            --          (21,476)
Net realized gains..........................................      (253,599)        (104,145)
                                                               -----------       ----------
    Total dividends and distributions to shareholders.......      (253,599)        (125,621)
                                                               ===========       ==========
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................     5,917,434        4,615,546
Reinvestment of dividends and distributions.................       253,599          125,621
Cost of shares redeemed.....................................    (1,591,559)      (1,991,819)
                                                               -----------       ----------
    Net increase in net assets from share transactions......     4,579,474        2,749,348
                                                               -----------       ----------
      Total increase in net assets..........................     5,727,055        3,496,909
NET ASSETS:
Beginning of year...........................................     5,381,933        1,885,024
                                                               -----------       ----------
End of period (including undistributed net investment income
  of $43,455 at June 30, 2000)..............................   $11,108,988       $5,381,933
                                                               ===========       ==========
SHARES ISSUED AND REDEEMED:
Issued......................................................       500,973          462,769
Issued in reinvestment of dividends and distributions.......        23,613           10,801
Redeemed....................................................      (129,716)        (203,400)
                                                               -----------       ----------
    Net increase............................................       394,870          270,170
                                                               ===========       ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUSTANDING THROUGHOUT EACH PERIOD:

                                                         SIX MONTHS                                 FOR THE PERIOD
                                                            ENDED                                 FEBRUARY 9, 1998(1)
                                                        JUNE 30, 2000         YEAR ENDED                  TO
                                                         (UNAUDITED)       DECEMBER 31, 1999       DECEMBER 31, 1998
                                                        -------------      -----------------      -------------------
Net asset value, beginning of period..............          $11.63              $ 9.79                  $10.00
                                                           -------              ------                  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................            0.05                0.05                    0.05
Net realized and unrealized gain (loss) on
  investments.....................................            1.65                2.07                   (0.21)
                                                           -------              ------                  ------
  Total income (loss) from investment
    operations....................................            1.70                2.12                   (0.16)
                                                           -------              ------                  ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................              --               (0.05)                  (0.05)
Net realized gains................................           (0.38)              (0.23)                     --
                                                           -------              ------                  ------
  Total dividends and distributions to
    shareholders..................................           (0.38)              (0.28)                  (0.05)
                                                           -------              ------                  ------
Net asset value, end of period....................          $12.95              $11.63                  $ 9.79
                                                           =======              ======                  ======
TOTAL RETURN (2)..................................            15.3%               21.6%                   (1.6)%
                                                           =======              ======                  ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).................         $11,109              $5,382                  $1,885
Ratio of expenses to average net assets (3)(4)....            1.00%(5)            1.03%                   1.05%(5)
Ratio of net investment income to average net
  assets (4)......................................            1.04%(5)            0.62%                   0.78%(5)
Portfolio Turnover................................              54%                108%                     38%

------------------------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(3) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(4) During the fiscal periods indicated above, the Adviser waived its fee and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.29% (annualized) and 0.75% (annualized), respectively for six months ended June 30, 2000, 1.70% and (0.05%), respectively, for the year ended December 31, 1999, and 4.28% (annualized) and (2.45%), (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.

(5) Annualized.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio (the "Portfolio"), and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statement and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES --CONTINUED accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the six months ended June 30, 2000, the Portfolio accrued $187 in connection with the Plan.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at June 30, 2000 was $9,848,238. Accordingly, net unrealized appreciation of investments of $1,153,192 was composed of gross appreciation of $1,474,075 for those investments having an excess of value over cost and gross depreciation of $320,883 for those investments having an excess of cost over value.

For the six months ended June 30, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $8,596,541 and $4,270,768, respectively.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONCLUDED)

(4) ACQUISITION OF INVESTMENT ADVISER

On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with OpCap Advisors. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with OpCap Advisors to become effective upon the closing of the Implementation Agreement.

(5) SPECIAL MEETING OF SHAREHOLDERS

The Portfolio held a special meeting of shareholders on March 3, 2000. Shareholders voted to: 1) approve a new investment advisory agreement between OpCap Advisors and the Portfolio; 2) elect V. Lee Barnes, Paul Y. Clinton, Thomas W. Courtney, Lacy B. Herrmann, Joseph M. La Motta and Theodore Mason as Trustees of the Portfolio; and, 3) ratifiy the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

The resulting vote count for each proposal is indicated below.

                                                                                       WITHHHOLD
                                                              AFFIRMATIVE   AGAINST    AUTHORITY
                                                              -----------   --------   ---------
1. Approval of new Investment Advisory Agreement between
  OpCap Advisors and the Portfolio:.........................    273,885         --      58,644

2. Election of Trustees:
  V. Lee Barnes.............................................    294,783         --      37,746
  Paul Y. Clinton...........................................    294,012         --      38,517
  Thomas W. Courtney........................................    294,783         --      37,746
  Lacy B. Herrmann..........................................    294,783         --      37,746
  Joseph M. La Motta........................................    294,783         --      37,746
  Theodore T. Mason.........................................    294,783         --      37,746

3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Portfolio's independent accountants for the fiscal
  year
  ending December 31, 2000..................................  294,647        --      37,882

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Susan A. Murphy                                       President
Joseph M. LaMotta                                     Trustee & Chairman
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Steven Calabria                                       Vice President
Bernard H. Garil                                      Vice President
Jeffrey J. Hughes                                     Vice President
Eric V. Retzlaff                                      Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
John C. Giusio, Jr.                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis Goldstein                                       Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Hanges                                          Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Brian S. Shlissel                                     Treasurer
Elliot M. Weiss                                       Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.